Filed Pursuant to Rule 497

Registration File Number 333-209022

NEXPOINT REAL ESTATE STRATEGIES FUND

Supplement dated February 14, 2018

to

Statement of Additional Information

relating to Class A, Class C and Class Z Shares dated May 1, 2017, as amended

This supplement contains information which amends, supplements or modifies certain information contained in the Statement of Additional Information (“SAI”) of NexPoint Real Estate Strategies Fund dated May 1, 2017, as amended. This supplement is part of, and should be read in conjunction with, the SAI. The SAI has been filed with the U.S. Securities and Exchange Commission, and is available at http://www.sec.gov or by calling us toll-free at (844) 485-9167. Unless otherwise defined in this supplement, capitalized terms used in this supplement shall have the same meanings as set forth in the SAI.

This supplement amends the section “MANAGEMENT OF THE FUND — Trustees” of the SAI as follows:

Effective February 7, 2018, the Board of Trustees (the “Board”) of NexPoint Real Estate Strategies Fund (the “Fund”) appointed Dustin Norris to serve as an Interested Trustee of the Fund effective on that date. The Board currently consists of six members, five of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. Mr. Norris is an Interested Trustee because of his position with an affiliate of the Fund’s investment adviser.

The Board has not appointed Mr. Norris to serve on any committees of the Fund. As an officer and Interested Trustee of the Fund, Mr. Norris receives no direct remuneration from the Fund.

There are no arrangements or understandings between Mr. Norris and any other persons pursuant to which he was selected as an Interested Trustee, and he does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Norris, age 34, has served as Secretary of NexPoint Capital, Inc. since 2014; Secretary of Highland Funds I (“HFI”), Highland Funds II (“HFII”) and Highland Floating Rate Opportunities Fund (“FRO”) since October 2017; Assistant Secretary of FRO from August 2017 to October 2017; Chief Product Strategist at Highland Capital Management Fund Advisors, L.P. (“HCMFA”) since September 2015; Director of Product Strategy at HCMFA from May 2014 to September 2015; Secretary of NexPoint Credit Strategies Fund (“NHF”) since December 2015; Assistant Secretary of HFI and HFII from March 2017 to October 2017; Assistant Treasurer of HFI and HFII from November 2012 to March 2017; Assistant Treasurer of NHF from November 2012 to December 2015; Secretary of the Fund since March 2016; and Senior Accounting Manager at HCMFA from August 2012 to May 2014.

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